SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


           Date of Report (date of earliest event reported): July 1995

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

   DELAWARE                         1-9370                    13-3186327
(State or other               (Commission File Number)      (I.R.S Employer
jurisdiction of                                                I.D. Number)
incorporation)

          990 Station Road
         Bellport, New York                                   11713
(Address of principal executive offices)                    (Zip Code)


            Registrant's telephone number, including area code: (516) 286-5800


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         Press Release dated July 11, 1995 announcing SEC decision not to oppose AMEX decision to delist stock of Biopharmaceutics, Inc.





                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                          Date of Report: July 21, 1995


Exhibis:

28.6  Press Release dated July 11, 1995

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIOPHARMACEUTICS, INC.
                                          (Registrant)

                                          By: /s/  Edward Fine
                                              --------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              (Signature)

Dated:  July 21, 1995